                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported) July 18, 2000
                         ------------------------------


                          VERITAS SOFTWARE CORPORATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                000-26247           77-0507675
     ------------------------      ------------       ------------------
   (State or other jurisdiction     (Commission        (I.R.S. Employer
        of incorporation)           File Number)      Identification No.)


                              1600 Plymouth Street
                         Mountain View, California 94043
            --------------------------------------------------------
           (Address of principal executive offices including Zip Code)


       Registrant's telephone number, including area code: (650) 335-8000

                          -----------------------------

Item 5: Other Events

               On July 18, 2000, VERITAS Software Corporation announced financial results for its second quarter ended June 30, 2000. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by this reference.



Item 7: Financial Statements and Exhibits.

        (c)     Exhibits


        99.1    Press release dated July 18, 2000.

                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 18, 2000

                              VERITAS SOFTWARE CORPORATION



                              By: /s/ Jay A. Jones
                                 -----------------------------------------
                                 Jay A. Jones
                                 Senior Vice President,
                                 Chief Administrative Officer & Secretary

                                  EXHIBIT INDEX


99.1  Press release of the registrant dated July 18, 2000.